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                                                                    EXHIBIT 10.6

                          [WELLS FARGO BANK LETTERHEAD]



                                                                December 1, 2003

U.S. Bank National Association
60 Livingston Avenue
St. Paul, Minnesota 55107-2292
Attn: Corporate Trust Department


Ladies and Gentlemen:

         Reference is made to the Control Agreement dated as of November 7, 2003 (the "Agreement"), by and among U.S. Bank National Association, a national banking association, as trustee under the indenture (together with its successors and assigns from time to time under the indenture, the "Trustee"), Wells Fargo Bank, N.A., a national banking association, as disbursement agent, securities intermediary and depositary bank (together with any successor depositary bank permitted hereunder, the "Clearing Bank"), the River Rock Entertainment Authority (the "Authority"), an unincorporated instrumentality of The Dry Creek Rancheria Band of Pomo Indians of California (the "Tribe") and the Tribe. All initially capitalized terms used in this letter without definition shall have the respective meanings specified in the Agreement.

         The undersigned hereby confirms to the Trustee that the Clearing Bank shall furnish to the Trustee, at the Authority's expense, copies of all monthly and/or quarterly reports that are sent to the Authority, which reports shall specify the credits and changes to the Operating Account for the previous calendar month. These monthly and/or quarterly reports shall be sent to the Trustee via the same delivery mechanism as the reports to the Authority.



                                     Very truly yours,

                                     WELLS FARGO BANK, N.A.,
                                     as Clearing Bank

                                     By: /s/ Rochanne L. Hackett
                                         -------------------------------
                                         Name:  Rochanne L. Hackett
                                         Title: Vice President



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AGREED, ACCEPTED AND ACKNOWLEDGED:


RIVER ROCK ENTERTAINMENT AUTHORITY

By:      /s/ Elizabeth Elgin DeRouen
         ------------------------------
         Name: Elizabeth DeRouen
         Title: Chairperson


THE DRY CREEK RANCHERIA BAND OF POMO INDIANS (solely with respect to its obligations under Section 15)

By:      /s/ Elizabeth Elgin DeRouen
         ------------------------------
         Name: Elizabeth DeRouen
         Title: Chairperson


U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:      /s/ Frank Leslie
         ------------------------------
         Name: Frank Leslie
         Title: Vice President